UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

GESHER I ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40897	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hagag Towers, North Tower, Floor 24

Haarba 28, Tel Aviv, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 993-1562

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GIACU	The Nasdaq Stock Market LLC

Ordinary shares, par value $0.0001 per share	GIAC	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	GIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed by Gesher I Acquisition Corp., a Cayman Islands exempted company limited by shares (“Gesher”) with the Securities and Exchange Commission (the “SEC”) on June 6, 2022, Gesher entered into a Business Combination Agreement, dated as of May 31, 2022 (the “Business Combination Agreement”), with Freightos Limited, a Cayman Islands exempted company limited by shares (“Freightos”), Freightos Merger Sub I, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of Freightos (“Merger Sub I”), and Freightos Merger Sub II, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of Freightos (“Merger Sub II”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub I merged with and into Gesher (the “First Merger”), with Gesher surviving the First Merger as a wholly owned subsidiary of Freightos, and (ii) Gesher merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Freightos (collectively, the “Business Combination”). On January 25, 2023 (the “Closing Date”), the parties to the Business Combination Agreement consummated the Business Combination (the “Closing”).

Pursuant to the Business Combination Agreement, immediately prior to the First Merger, Freightos effected its previously disclosed recapitalization of its outstanding equity securities (the “Recapitalization”) pursuant to which (i) each outstanding preferred share of Freightos, par value $0.00001 per share, was converted into ordinary shares of Freightos, par value $0.00001 per share (the “Freightos Ordinary Shares”), and (ii) immediately following such conversion (but prior to the effectiveness of the First Merger), each outstanding Freightos Ordinary Share was converted into such number of Freightos Ordinary Shares equal to the quotient obtained by dividing 39,000,000 by the sum of the (a) number of Freightos Ordinary Shares then issued and outstanding and (b) the number of Freightos Ordinary Shares issuable upon the exercise of options to purchase Freightos Ordinary Shares which either have vested prior to such time or that are to vest pursuant to their terms on or prior to September 30, 2022. Following the Recapitalization (but prior to the effectiveness of the First Merger), each Freightos Ordinary Share was valued at $10.00 per share based on a $390,000,000 valuation.

At the Closing, among other things, (i) each ordinary share of Gesher, par value $0.0001 per share (each, a “Gesher Ordinary Share”), issued and outstanding immediately prior to the First Merger (and after giving effect to the previously disclosed separation of the units of Gesher (“Gesher Units”) and any redemptions), was automatically converted into the right of the holder thereof to receive one Freightos Ordinary Share and (ii) each issued and outstanding warrant of Gesher (each, a “Gesher Warrant” and, together with the Gesher Ordinary Shares and the Gesher Units, the “Gesher Securities”) was assumed by Freightos and converted into a corresponding warrant exercisable for Freightos Ordinary Shares subject to the same terms and conditions applicable to the Gesher Warrants (each, a “Freightos Warrant”).

As previously disclosed, Gesher entered into a Forward Purchase Agreement, dated March 23, 2022 (the “Forward Purchase Agreement”), with M&G (ACS) Japan Equity Fund, as managed by M&G Investment Limited, and as subsequently assigned in part on October 3, 2022 to The Prudential Assurance Company Limited, an affiliate of M&G Investment Limited (collectively, the “Forward Purchaser”), a Backstop Subscription Agreement, dated April 14, 2022 (the “Backstop Agreement”), with Composite Analysis Group, Inc., and as subsequently assigned on January 21, 2023 to Joseph Lipsey, III (collectively, the “Backstop Investor”), and a PIPE Subscription Agreement, dated May 31, 2022, with Freightos and Alshaffafia Trading W.L.L (the “PIPE Investor” and together with the Forward Purchaser and the Backstop Investor, the “Investors”), pursuant to which the Investors agreed to provide additional committed capital in exchange for Gesher Ordinary Shares and Gesher Warrants, in the case of the Forward Purchaser and the Backstop Investor, and for Freightos Ordinary Shares, in the case of the PIPE Investor. Immediately prior to the consummation of the First Merger, Gesher’s rights and obligations pursuant to the Forward Purchase Agreement and the Backstop Agreement were assigned to Freightos. A total of $70 million was provided by the Investors in exchange for 7 million Freightos Ordinary Shares and 2.6 million Freightos Warrants.

The foregoing summary of the material terms of the Business Combination and related agreements are further described in Gesher’s definitive proxy statement/prospectus filed with the SEC on December 28, 2022 (the “Proxy Statement”). The foregoing description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed as Exhibit 2.1 to Gesher’s Current Report on Form 8-K filed on June 6, 2022, and is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Warrant Agreement Amendment

On the Closing Date, Gesher, Freightos and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Amendment to the Warrant Agreement (the “Amended Warrant Agreement”). The Amended Warrant Agreement amends that certain Warrant Agreement, dated as of October 12, 2021, by and between Continental and Gesher (the “Existing Warrant Agreement”) to provide for the assignment by Gesher and the assumption by Freightos of all the rights and obligations of Gesher under the Existing Warrant Agreement with respect to the Gesher Warrants. Pursuant to the Amended Warrant Agreement, each Gesher Warrant exercisable for Gesher Ordinary Shares under the Existing Warrant Agreement was converted into a corresponding Freightos Warrant exercisable for Freightos Ordinary Shares.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Warrant Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Assignment and Assumption Agreement

Immediately prior to the consummation of the First Merger, Freightos and Gesher entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) providing for the assignment and assumption by Freightos of Gesher’s rights and obligations pursuant to the Forward Purchase Agreement and the Backstop Agreement.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Assignment and Assumption Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

First Amendment to the SPAC Registration Rights Agreement

On the Closing Date, Gesher, Freightos, and the investors party thereto entered into an amendment (the “Amendment to SPAC Registration Rights Agreement”) to the Registration Rights Agreement dated as of October 12, 2021 (the “SPAC Registration Rights Agreement”), pursuant to which Freightos assumed the obligations of Gesher under the SPAC Registration Rights Agreement, and to reflect, among other things, the issuance of Freightos Ordinary Shares in respect of Gesher Ordinary Shares and assumption by Freightos of the Gesher Warrants.

The foregoing description of the Amendment to SPAC Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment to SPAC Registration Rights Agreement, a copy of which was filed as Exhibit 10.6 to Gesher’s Current Report on Form 8-K filed on June 6, 2022, and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Business Combination, Gesher terminated its Investment Management Trust Agreement, dated as of October 12, 2021, by and between Continental and Gesher, pursuant to which Continental invested the proceeds of Gesher’s initial public offering in a trust account and the funds of such account were used to make payments to redeeming shareholders of Gesher, pay certain of Gesher’s expenses, and fund Gesher’s obligations to Freightos pursuant to the Business Combination Agreement.

Additionally, on the Closing Date in connection with the consummation of the Business Combination, the Administrative Services Agreement dated October 12, 2021, by and between Gesher and High House, which provide for certain administrative and support services for Gesher, was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Gesher and Freightos notified the Nasdaq Stock Market LLC (“Nasdaq”) that the plan of merger relating to the Business Combination (the “Plan of Merger”) was properly filed with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in accordance with the relevant provisions of the Cayman Islands Companies Act (As Revised) and that Gesher’s outstanding securities had been exchanged for Freightos Ordinary Shares and Freightos Warrants, as described in Item 1.01 above. Gesher requested that Nasdaq delist the Gesher Securities prior to the opening of trading on January 26, 2023 and, as a result, Nasdaq halted trading of Gesher’s securities at market close on January 25, 2023 and filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting the Gesher’s Units, Gesher Ordinary Shares and Gesher Warrants from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Gesher intends to file a certification on Form 15 with the SEC to deregister the Gesher Securities and suspend Gesher’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Gesher occurred, whereby Gesher became a wholly owned subsidiary of Freightos.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of Gesher’s officers and directors ceased to hold their positions as a member of Gesher’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Gesher and the officers and directors on any matter relating to Gesher’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with consummation of the Business Combination, Gesher has ceased to exist from and after the Second Merger, at which time Merger Sub II survived the Second Merger as a wholly owned subsidiary of Freightos.

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 25, 2023, Gesher held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”), at which holders of 12,537,449 Gesher Ordinary Shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business on December 21, 2022, the record date for the Extraordinary General Meeting, were entitled to vote at the Extraordinary General Meeting. As of the record date, 14,575,000 Gesher Ordinary Shares were outstanding and entitled to vote at the Extraordinary General Meeting. The proposals listed below are described in more detail in the Proxy Statement. A summary of the final voting results at the Extraordinary General Meeting is set forth below:

Proposal 1 - The Business Combination Proposal

Gesher’s shareholders approved Proposal 1, which required the affirmative vote of at least a majority of the votes cast by the holders of the Gesher Ordinary Shares who, being present in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting, voted at the Extraordinary General Meeting. Proposal 1 received the following votes:

For	Against	Abstain
11,819,340	718,099	10

Proposal 2 - The Merger Proposal

Gesher’s shareholders approved Proposal 2, which required the affirmative vote of at least two-thirds of the votes cast by the holders of the Gesher Ordinary Shares who, being present in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting, voted at the Extraordinary General Meeting. Proposal 2 received the following votes:

For	Against	Abstain
11,819,339	718,100	10

Proposal 3 - The Charter Proposals

Gesher’s shareholders approved Proposal 3, which required the affirmative vote of at least two-thirds of the votes cast by the holders of the Gesher Ordinary Shares who, being present in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting, voted at the Extraordinary General Meeting. Proposal 3 received the following votes:

For	Against	Abstain
11,819,340	718,099	10

As there were sufficient votes at the time of the Extraordinary General Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the shareholders.

Shareholders holding an aggregate of 10,287,844 Gesher Ordinary Shares exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Gesher’s initial public offering, calculated as of one (1) business day prior to the date of the Extraordinary General Meeting, which was $10.26 per share, or $105,569,819.30 in the aggregate that was redeemed. The remaining amount in the trust account was used to fund certain expenses incurred by Gesher and Freightos in connection with the Business Combination, after payment of deferred underwriting commissions in connection with Gesher’s initial public offering, and will be used for general corporate purposes of Freightos following the Business Combination.

Following the consummation of the Business Combination, the Freightos Ordinary Shares and Freightos Warrants will begin trading on Nasdaq under the symbols “CRGO” and “CRGOW,” respectively.

Item 8.01 Other Items.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Amendment to Warrant Agreement dated as January 25, 2023 by and among Continental Stock Transfer & Trust Company, LLC, Freightos Limited and Gesher I Acquisition Corp.

10.2	Assignment and Assumption Agreement dated as January 25, 2023 by and between Freightos Limited and Gesher I Acquisition Corp.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2023	GESHER I ACQUISITION CORP

	By:	/s/ Ezra Gardner
		Name:	Ezra Gardner
		Title:	Chief Executive Office